THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase
_____ shares

                       Warrant to Purchase Common Stock

                                      of

                              CELGENE CORPORATION


          THIS CERTIFIES that __________________ or any subsequent holder ("Holder") hereof, has the right to purchase from CELGENE CORPORATION, a Delaware corporation (the "Company"), not more than ___ fully paid and nonassessable shares of the Company's common stock, par value $.01 per share ("Common Stock"), at the Exercise Price (as defined in Section 2(a)) in effect on the Date of Exercise (as defined in Section 1(b)) at any time before 5:00 p.m., New York, New York time, on [four years from the Issuance Date].

          The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

          1. EXERCISE.

             (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly executed, together with the full Exercise Price (as defined in Section 2(a)) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Celgene Corporation, 7 Powder Horn Drive, Warren, New Jersey 07059, Attention: Chief Executive Officer, Telephone (908) 271-1001 (or at such other office or agency as the Company may designate in writing).

             (b) Date of Exercise. Subject to the restrictions on exercisability contained in Section 8 hereof, the "Date of Exercise" of the Warrant shall be defined as (i) the date that the Exercise Form (attached as "Exhibit A" hereto) is sent by facsimile to the Company, provided that the original Warrant, Exercise Form and Exercise Price are received by the Company within five (5) business days thereafter, or (ii) if Holder has not sent advance notice by facsimile, the date the original Warrant, Exercise Form and Exercise Price are received by the Company. The Company shall issue and deliver or cause to be issued and delivered within three (3) business days after delivery to the Company of such original Warrant, Exercise Form and Exercise Price, to the address set forth in the Exercise Form, a certificate for the number of shares of Common Stock to which the Holder hereof is entitled pursuant to such exercise.

             (c) Cancellation of Warrant. This Warrant shall be canceled upon its Exercise, and, as soon as practicable after the Date of Exercise, the Holder hereof shall be entitled to receive Common Stock for the number of shares of Common Stock purchased upon such Exercise, and if this Warrant is not exercised in full, the Holder shall also be entitled to receive a new Warrant (containing terms identical to those of this Warrant) representing any unexercised portion of this Warrant.

             (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to have become the holder of record of such shares on the Date of Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company prior to exercise of any portion hereof.

          2. EXERCISE PRICE.

             (a) Exercise Price. The Exercise Price per share of Common Stock shall be $_____ [115% of the Conversion Price as defined in, and as determined by the terms of, the Celgene Corporation Certificate of Designation of Series B Convertible Preferred Stock in effect on the date of issuance of the Warrant] until the occurrence of an event specified in subsection (a), (b),
(c) or (d) of Section 4 and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsections.

             (b) Payment of Exercise Price. Payment of the Exercise Price shall be made only by cash, certified check, cashiers' check or wire transfer of immediately available funds.

          3. TRANSFER AND REGISTRATION.

             (a) Transfer Rights. Subject to the provisions of Section 7 of this Warrant, this Warrant may be transferred on the books of the Company, wholly or in part, in person or by attorney, upon surrender of this Warrant properly endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant as to the portion of this Warrant transferred, and the Holder of this Warrant shall be entitled to receive a new Warrant as to the portion hereof retained.

                  (b) Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitute "Registrable Securities" under that certain Registration Rights Agreement dated as of June __, 1997 between the Company and certain investors and, accordingly, has the benefit of certain registration rights pursuant to that agreement.

          4. ANTI-DILUTION ADJUSTMENTS.

             (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then the Holder hereof, upon Exercise of this Warrant after the record date for the determination of Holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date (taking into account any proportionate adjustment to the Exercise Price).

             (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares of Common Stock, then upon the effective date thereof, the number of shares of Common Stock which the Holder hereof shall be entitled to purchase upon exercise of this Warrant shall be adjusted, in direct proportion to the adjustment in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be proportionately adjusted.

             (c) Distributions. If the Company shall at any time distribute to Holders of Common Stock any cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, the Holder of this Warrant shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date").

             (d) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into any other company, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to purchase and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor company (if other than the Company) assumes by written instrument the obligations under this Section 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

             (e) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this
Section 4, the Holder of this Warrant shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets, and thereafter, the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

          5. FRACTIONAL INTERESTS.

          No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant. If, on Exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

          6. RESERVATION OF SHARES.

          The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for exercise of this Warrant and if at any time the number of authorized but issued shares of Common Stock shall not be sufficient to permit the exercise in full of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. The Company covenants and agrees that upon exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable.

          7. RESTRICTIONS ON TRANSFER.

             (a) Registration or Exemption Required. This Warrant has not been registered under the Securities Act and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under the Securities Act.

             (b) Assignment. Assuming the conditions of Section 7(a) above regarding registration or exemption have been satisfied, the Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to

Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten days, and shall deliver to the assignee(s) designated by Holder a Warrant of like tenor and terms for the appropriate number of shares.

          8. CERTAIN RESTRICTIONS ON EXERCISABILITY OF THIS WARRANT.

          Notwithstanding anything set forth elsewhere herein, if at any time the percentage beneficial ownership of LGT Asset Management, Inc. ("LGT") (as determined in accordance with Regulation 13D-G under the Securities Exchange Act of 1934, as may be amended from time to time) of the total outstanding Common Stock of the Company (the "LGT Beneficial Ownership") exceeds 20% ("Warrant Percentage Restriction"), and if this Warrant is beneficially owned by LGT, this Warrant shall not be exercisable with respect to that number of shares of Common Stock by which such beneficial ownership exceeds the Warrant Percentage Restriction (each, an "Excess Share"). Following the passage of any consecutive 75 calendar day period during which such beneficial ownership is below and has continuously remained below the Warrant Percentage Restriction (the "Shortfall"), this Warrant shall become exercisable for that number of Excess Shares equal to the difference between the Warrant Percentage Restriction and the Shortfall (each, a "Restored Share"), but in no event shall this Warrant be exercisable for a number of shares of Common Stock in excess of the total number of shares of Common Stock issuable under this Warrant as set forth on page 1 hereof as adjusted pursuant to Section 4 hereof. Other than as specifically set forth in this Section 8, this Warrant shall be entitled to all rights set forth in this Warrant. In calculating the LGT Beneficial Ownership for purposes of the Warrant Percentage Restriction, preferred stock and warrants issuable or issued pursuant to the Securities Purchase Agreement with the Company dated of even date herewith, Common Stock issuable upon the conversion or exercise thereof, and other securities required to be included in the calculation pursuant to Regulation 13D-G shall be included.


          9. BENEFITS OF THIS WARRANT.

          Nothing in this Warrant shall be construed to confer upon any person other than the Company and the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder of this Warrant.

          10. APPLICABLE LAW.

          This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of law provisions thereof.

          11. LOSS OF WARRANT.

          Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and of indemnity or security reasonably satisfactory to the Company, the Company shall execute and deliver a new Warrant of like tenor and date.

          12. NOTICE OR DEMANDS.

          Notices required or permitted to be given hereunder shall be sent by certified or registered mail (return receipt requested), facsimile, or delivered personally or by courier and shall be effective upon receipt. Each party shall provide notice to the other party of any change in address. The addresses for such communications shall be:

         if to the Company:

         Celgene Corporation
         7 Powder Horn Drive
         Warren, New Jersey
         Attention: Chief Executive Officer
         Telecopy:  (908) 271-1001

         With copy to:
         Arnold S. Jacobs, Esq.
         Proskauer Rose Goetz & Mendelsohn LLP
         1585 Broadway
         New York, New York  10036-8299
         Telecopy: (212) 969-2900

and if to any Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 12, and shall be effective upon receipt.

          IN WITNESS WHEREOF, this Warrant is hereby executed and effective as of the date set forth below.

          Dated as of [Issuance Date]              CELGENE CORPORATION


                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:

                                   EXHIBIT A

                                 EXERCISE FORM


TO: CELGENE CORPORATION

          The undersigned hereby irrevocably exercises the right, evidenced by the attached warrant (the "Warrant"), to purchase ________ of the shares of Common Stock, par value $.01 per share (the "Common Stock"), of CELGENE CORPORATION, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of the Warrant.

          The undersigned agrees not to offer, sell, transfer or otherwise dispose of any shares of Common Stock, except in compliance with all applicable securities laws.

          The undersigned requests that such shares of Common Stock be issued, and a replacement warrant representing any unexercised portion of the Warrant be issued, pursuant to the Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below:



          -------------------          -----------------------------------
                 Date                  Signature of Warrant Holder
                                       (must correspond exactly to the name as
                                       written upon the face of the Warrant)



          -------------------------------------------
          Name of Warrant Holder (Print)


          -------------------------------------------
          Street Address


          -------------------------------------------
          City State Zip Country

                                   EXHIBIT B

                                  ASSIGNMENT

                   (To be executed by the registered Holder
                       desiring to transfer the Warrant)


FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of CELGENE CORPORATION evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

The undersigned acknowledges that the Common Stock issuable on Exercise of the Warrant will not be registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under said Act. All shares of Common Stock issued upon Exercise of the Warrant shall bear an appropriate legend to such effect.



         ----------------             ----------------------------------
                Date                  Signature of Warrant Holder
                                      (must correspond exactly to the name as
                                      written upon the face of the Warrant)


         Fill in for new Registration of Warrant:


         ----------------------------------------
         Name

         ----------------------------------------
         Street Address

         ----------------------------------------
         City, State, Zip         Country